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                                                                   EXHIBIT 10.64

                                                                  EXECUTION COPY

                                 AMENDMENT NO. 2
                                       TO
                          SALE AND SERVICING AGREEMENT

            This AMENDMENT NO. 2 (the "Amendment") dated as of August 24, 2004, to the Sale and Servicing Agreement dated as of August 8, 2003 (as amended, supplemented or otherwise modified hereby and from time to time hereafter, the "Sale and Servicing Agreement") by and among Option One Owner Trust 2003-4 (the "Issuer"), Option One Mortgage Corporation ("OOMC"), in its capacity as loan originator (in such capacity, the "Loan Originator") and as servicer (in such capacity, the "Servicer"), Option One Loan Warehouse Corporation (the "Depositor") and Wells Fargo Bank Minnesota, National Association, as indenture trustee (the "Indenture Trustee"). Capitalized terms used herein but not specifically defined herein shall have the meanings given to such terms in the Sale and Servicing Agreement.

            PRELIMINARY STATEMENTS:

            (1) The Issuer, OOMC, as the Servicer and as the Loan Originator, the Depositor and the Indenture Trustee are parties to the Sale and Servicing Agreement.

            (2) The Issuer has requested that the Note Purchase Agreement be amended to increase the Maximum Note Principal Balance and the Majority Noteholder has consented to such increase.

            (3) In consideration of the mutual agreements contained herein, and for other valuable consideration, receipt of which is hereby acknowledged, the parties hereto have agreed to amend the Sale and Servicing Agreement as set forth herein.

            NOW, THEREFORE, the parties hereto agree as follows:

      SECTION 1. Amendment. Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, clause
(b)(l) of the definition of "Nonutilization Fee" set forth in Section 1.01 of the Sale and Servicing Agreement is hereby restated in its entirety to read "(1) the product of 1.02 and the Maximum Note Principal Balance in effect during such month".

      SECTION 2. Conditions of Effectiveness. This Amendment shall become effective as of the date hereof upon the execution hereof by all of the parties hereto and the execution and delivery of the Consent to Amendment of Sale and Servicing Agreement attached hereto.

      SECTION 3. Representations and Warranties. Each of the parties hereto represents and warrants that this Amendment and the Sale and Servicing Agreement, as amended by this Amendment, constitute legal, valid and binding obligations of such Person enforceable against such Person in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and general equitable principles.

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      SECTION 4. Reference to and the Effect on the Sale and Servicing
Agreement.

            (a) On and after the effective date of this Amendment, each reference in the Sale and Servicing Agreement to "this Agreement", "hereunder", "hereof, "herein" or words of like import referring to the Sale and Servicing Agreement and each reference to the Sale and Servicing Agreement in any certificate delivered in connection therewith, shall mean and be a reference to the Sale and Servicing Agreement as amended hereby.

            (b) Each of the parties hereto hereby agrees that, except as specifically amended above, the Sale and Servicing Agreement is hereby ratified and confirmed and shall continue to be in full force and effect and enforceable, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally and general equitable principles.

      SECTION 5. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

      SECTION 6. Governing Law. This Amendment shall be construed in accordance with, and governed by the laws of the State of New York, without giving effect to its conflicts of law provisions.

                                      -2-
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                   IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

                                        OPTION ONE OWNER TRUST 2003-4,
                                        as Issuer

                                        By: Wilmington Trust Company, not in its
                                            individual capacity, but solely as
                                            Owner Trustee

                                        By: /s/ Mary Kay Pupillo
                                            ------------------------------------
                                            Name: MARY KAY PUPILLO
                                            Title:  Assistant Vice President

                                        OPTION ONE LOAN WAREHOUSE
                                        CORPORATION, as Depositor

                                        By: ____________________________________
                                            Name:
                                            Title:

                                        OPTION ONE MORTGAGE CORPORATION, as
                                        Loan Originator and as Servicer

                                        By: ____________________________________
                                            Name:
                                            Title:

                                 Signature Page
                                       to

Amendment No. 2 to Sale and Servicing Agreement
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            IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

                             OPTION ONE OWNER TRUST 2003-4,
                             as Issuer

                             By: Wilmington Trust Company, not in its
                                 individual capacity, but solely as
                                 Owner Trustee

                             BY: ____________________________________
                                 Name:
                                 Title:

                             OPTION ONE LOAN WAREHOUSE
                             CORPORATION, as Depositor

                             By: /s/ Charles R. Fulton
                                 ------------------------------------
                                 Name: Charles R. Fulton
                                 Title: Assistant Secretary

                             OPTION ONE MORTGAGE CORPORATION, as
                             Loan Originator and as Servicer

                             By: /s/ Charles R. Fulton
                                 ------------------------------------
                                 Name: Charles R. Fulton
                                 Title: Vice President

                                 Signature Page
                                       to

Amendment No. 2 to Sale and Servicing Agreement

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                                        WELLS FARGO BANK, NATIONAL
                                        ASSOCIATION, as Indenture Trustee

                                        By: /s/ Reid Denny
                                            -----------------------------
                                            Name:  Reid Denny
                                            Title: Vice President

                                 Signature Page
                                       to

Amendment No. 2 to Sale and Servicing Agreement

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                    CONSENT TO AMENDMENT TO SERIES SUPPLEMENT

            The undersigned, being the Majority Noteholder, hereby consents to the terms and conditions of Amendment No. 2 to the Sale and Servicing Agreement dated as of August 24, 2004 (the "Amendment"), to which this Consent is attached and the execution thereof by the Issuer, the Depositor, OOMC and the Indenture Trustee. Capitalized terms used in the preceding sentence shall have the meanings given to such terms in the Amendment.

                                        BANK ONE, N.A.

                                        By: /s/ Daniel J. Clarke
                                            ------------------------------------
                                            Name: Daniel J. Clarke, Jr.
                                            Title: Managing Director

                                 Signature Page
                                       to
                           Consent to Amendment No. 2

to Sale and Servicing Agreement